PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


						Comparable Securities
		    Securities Purchased	(1)		(2)			(3)

(1) Name of Issuer      Verizon Global  	BellSouth 	SBC 			N/A
			Funding Corp		Corporation	Communications
								Inc.

(2) Description of	7.375% 9/1/12		6% 10/15/11	5.875% 8/15/12		N/A
Security (name, 	Notes		   	Notes	     	Notes
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	8/21/02			N/A		N/A			N/A

(4) Unit Price		99.510%			99.698% 	98.476% 		N/A

(5) Current Yield	6.991%			5.586%		5.721%			N/A

(6) Yield to Maturity	5.22%			5.06%		5.21%			N/A

(7) Principal Amount
of Total Offering	$1,000,000,000 		$1,000,000,000 	$1,000,000,000 		N/A

(8) Underwriting
Spread			0.45% 			0.45% 		0.45% 			N/A







PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002
					Comparable Securities


		Securities Purchased	(1)			(2)			(3)

(9) Names of    Bear Stearns & Co,	Morgan Stanley, 	Deutsche Bank 		N/A
Underwriters 	JPMorgan, Morgan 	SalomonSmith Barney,	Securities,
		Stanley, Lehman 	Lehman Brothers Inc, 	JPMorgan, Salomon
		Brothers, Blaylock & 	ABN AMRO, JPMorgan, 	Smith Barney,
		Partners,The 	 	Guzman & Company, 	ABN AMRO, B of A
		Williams Group,		Jackson Securities, 	Securities, Banc
					The Williams Group	One,Wachovia
								Securities,Blaylock
								& Partners, Guzman
								& Company

(10) Years of 	    3 years +		3 years +		3 years +		N/A
Continuous
Operation

(11) Dollar 	    $273,652.50		N/A			N/A			N/A
Amount of
Purchase

(12) % of 	    0.0003%		N/A			N/A			N/A
Offering
Purchased
by Fund

(13) % of 	    0.0044%		N/A			N/A			N/A
Offering
Purchased
by Associated
Funds

(14) Sum of	    0.0047%		N/A			N/A			N/A
(12) and (13)

(15) % of Fund	    0.3%		N/A			N/A			N/A
Assets Applied
to Purchase

(16) Name(s) of	   Bear Stearns 	N/A			N/A			N/A
Underwriter(s)     Securities
or Dealer(s) from
whom Purchased

(17) Is Portfolio 	Yes		N/A			N/A			N/A
Manager a Manager
or Co-manager?






PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 2, 2002
						Signed: /s/ Ericia Gullat
						Name:   Ericia Gullat
						Title:  Associate Compliance
							Administrator






PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002



					Comparable Securities
		    Securities Purchased	(1)		(2)			(3)

(1) Name of Issuer    SBC Communications	BellSouth 	Verizon Global		N/A
			Inc.			Corporation  	Funding Group

(2) Description of	5.875% 8/15/12 		6.00% 10/15/11	7.375% 9/1/12		N/A
Security (name,		Notes			Notes		Notes
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	8/14/02			N/A		N/A			N/A

(4) Unit Price		98.476% 		99.698% 	99.510% 		N/A

(5) Current Yield	5.721%			5.586%		6.991%			N/A

(6) Yield to Maturity	5.21%			5.06%		5.22%			N/A

(7) Principal Amount 	$1,000,000,000 		$1,000,000,000 	$1,000,000,000 		N/A
of Total Offering

(8) Underwriting	0.45% 			0.45% 		0.45% 			N/A
Spread






PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


						Comparable Securities
		Securities Purchased		(1)		(2)			(3)

(9) Names of	Deutsche Bank 		  Morgan Stanley,	Bear Stearns		 N/A
Underwriters 	Securities, 		  Salomon Smith 	& Co,
		JPMorgan, Salomon	  Barney, Lehman	JPMorgan, Morgan
		Smith Barney,		  Brothers,ABN AMRO,	Stanley, Lehman
		ABN AMRO, B of A 	  JPMorgan, Guzman	Brothers, Blaylock
		Securities, Banc 	  & Company, Jackson 	& Partners,
		One, Wachovia		  Securities,		The Williams Group
		Securities, Blaylock	  The Williams Group
		& Partners, Guzman
		& Company

(10) Years 	3 years +		  3 years +		3 years +		N/A
     of
Continuous
 Operation

(11) Dollar	$364,361.20		  N/A			N/A			N/A
Amount of
Purchase

(12) % of 	0.0004%		          N/A			N/A			N/A
Offering
Purchased
by Fund

(13) % of	0.0041%			  N/A			N/A			N/A
Offering
Purchased
by Associated
Funds

(14) Sum of	0.0045%		          N/A			N/A			N/A
(12) and (13)

(15) % of 	0.1%			  N/A			N/A			N/A
Fund Assets
Applied to
Purchase

(16) Name(s)	Salomon Smith Barney	  N/A			N/A			N/A
of Underwriter
(s) or
Dealer(s)
from whom
Purchased

(17) Is 	Yes			  N/A			N/A			N/A
Portfolio
Managera
Manager or
Co-manager
in Offering?




PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending March 31, 2002

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 2, 2002
						Signed: /s/ Ericia Gullat
						Name:   Ericia Gullat
						Title:  Associate Compliance
							Administrator




PACIFIC SELECT FUND  Multi Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


						Comparable Securities
		   Securities Purchased	         (1)		     (2)	      (3)

(1) Name of Issuer	Goldman Sachs	Morgan Stanley		Merrill Lynch	Lehman Brothers
			Group, Inc.	Dean Witter & Co.	& Co. Inc.	Holdings Inc.

(2) Description		5.70% 9/01/12	6.6% 10/01/12    	6% 2/17/09   	6.625% 01/18/12
of Security		Notes		Notes			Notes		Notes
(coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	8/20/02		N/A			N/A		N/A

(4) Unit Price		99.886% 	99.496%			99.488%		99.485%

(5) Current Yield	5.63%		6.01%			5.63%		6.03%

(6) Yield to Maturity	5.27%		6.06%			4.81%		5.31%

(7) Principal	   $1,500,000,000	$2,500,000,000		$2,000,000,000  $500,000,000
Amount of Total
Offering

(8) Underwriting 	0.45% 		0.45% 			0.45% 		0.45%
Spread








PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


					Comparable Securities
		Securities Purchased		(1)		     (2)		(3)

(9) Names	Goldman Sachs & Co,	Morgan Stanley,		Merrill Lynch,		Lehman Brothers,
of		B of A Securities,Banc	ABN AMRO,Banc One	Pierce,Fenner		B of A
Underwriters	One Capital Markets,	Capital Markets,	& Smith, ABN		Securities,
		Banca Akros S.p.A 	Barclays Capital,	AMRO Bank N.V,		HSBC
		(Gruppo Banca Popolare  Blaylock & Partners, 	Chase 			Securities
		di Milano), Banca IMI 	Caboto IntesaBci-SIM	Securities,		(USA),
		S.p.A,Bank Brussel 	S.p.A., Commerzbank	First			Credit Lyonnais
		Lambert NV,Blaylock 	Capital Markets Corp.,	Chicago Capital		Securities
		& Partners, BMO 	Credit Lyonnais		Markets, First		(USA),
		Nesbitt Burns Corp.,	Securities(USA),	Union Capital		Fleet
		BNP Paribas Securities 	Danske Bank A/S,Fleet	Markets Corp.,		Securities,
		Corp., Commerzbank   	Securities, ING Barings	JPMorgan,		ING Barings LLC,
		Capital MarketsCorp.,  	Corp., KBC Bank NV, 	Nations Banc
		Daiwa Securities SMBC   Mizuho International,	Montgomery
		Europe Limited, HSBC 	RBC Dominion  		Securities  LLC,
		Securities(USA),  	Securities Corporation,	Paribas, Salomon
		JPMorgan,KBC Bank  	The RoyalBank of	Smith Barney,
		NV,Scotia Capital       Scotland, Santander	Tokyo-Mitsubishi
		(US), The Royal Bank  	Central Hispano		International
		of Scotland, Tokyo- 	Investment Securities,
		Mitsubishi Intl, 	Tokyo-Mitsubishi
		U.S. Bancorp Piper  	International, UFJ
		Jaffray, Utendahl       International, Utendahl
		Capital Partners, 	Capital Partners,
		Wachovia Securities 	Westdeutsche
		Williams Capital	Landesband Girozentrale,
		Group			Williams Capital Group

(10) Years	3 years +		3 years + 		3 years +		3 years +
of
Continuous
Operation

(11) Dollar	$514,412.90		N/A			N/A	       		N/A
Amount of
Purchase

(12) % of	0.0003%			N/A			N/A			N/A
Offering
Purchased
by Fund

(13) % of	0.0063%			N/A			N/A			N/A
Offering
Purchased
by Associated
Funds

(14) Sum of 	0.0066%			N/A			N/A			N/A
(12) and (13)

(15) % of 	0.2%			N/A			N/A			N/A
Fund Assets
Applied to
Purchase

(16) Name(s) 	Goldman Sachs & Co.	N/A			N/A			N/A
of
Underwriter(s)
or Dealer(s)
from whom
Purchased

(17) Is 	Yes			N/A			N/A			N/A
Portfolio
Manager a
Manager or
Co-manager in
Offering?






PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002

Eligibility (check one):	X Registered public offering
				  Eligible Municipal Security
				  Eligible Foreign Offering
				  Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 2, 2002						Signed: /s/ Ericia Gullatt
								Name:   Ericia Gullatt
								Title:  Associate Compliance
									Administrator




PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


					Comparable Securities
		    Securities Purchased	(1)			(2)		(3)

(1) Name of Issuer     Kinder Morgan Inc.	El Paso Corporation	N/A		N/A

(2) Description of 	6.50% 9/1/12		7.00% 5/15/11 		N/A		N/A
Security (name, 	Senior Notes		Senior Notes
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	8/22/02			N/A			N/A		N/A

(4) Unit Price	        99.716%			99.822%			N/A		N/A

(5) Current Yield	6.281%			9.754%			N/A		N/A

(6) Yield to Maturity	6.10%			13.88%			N/A		N/A

(7) Principal     	$750,000,000 	        $500,000,000 		N/A		N/A
Amount of Total
Offering

(8) Underwriting Spread	0.65%			0.65%			N/A		N/A







PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


						Comparable Securities
		Securities Purchased		(1)			(2)		(3)

(9) Names of 	Salomon Smith Barney,		Salomon Smith Barney,	N/A		N/A
Underwriters 	Wachovia Securities,		BNP Paribas Securities
	 	JPMorgan			Corp., BNY Capital
						Markets, Inc., TD
		  	  			Securities (USA) Inc.

(10) Years of	      3 years +			3 years +		N/A		N/A
Continuous
Operation

(11) Dollar 	      $319,091.20		N/A			N/A		N/A
Amount of
Purchase

(12) % of		0.0004%			N/A			N/A		N/A
Offering
Purchased
by Fund

(13) % of		0.0068%			N/A			N/A		N/A
Offering
Purchased
by Associated
Funds

(14) Sum of 		0.0072%			N/A			N/A		N/A
(12) and (13)

(15) % of Fund		  0.1%			N/A			N/A		N/A
Assets Applied
to Purchase

(16) Name(s) of   Salomon Smith Barney		N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased

(17) Is Portfolio 	   Yes			N/A			N/A		N/A
Manager aManager or
Co-manager?






PACIFIC SELECT FUND   Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002

Eligibility (check one):	Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			      X Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 2, 2002						Signed: /s/ Ericia Gullatt
								Name:   Ericia Gullatt
								Title:  Associate Compliance
									Administrator






PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


						Comparable Securities
		    Securities Purchased	(1)		   (2)			(3)

(1) Name of Issuer	CIT Group Inc.		Household 	AmeriCredit 		N/A
						International	Corporation
						Inc.

(2) Description 	Common Stock	    Preferred Stock     Common Stock		N/A
of Security					7 5/8%
(coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	7/01/02			N/A		N/A			N/A

(4) Unit Price		$23.00 			$25.00		$7.50			N/A

(5) Current Yield	N/A			N/A		N/A	   		N/A

(6) Yield to Maturity	N/A			N/A		N/A	  		N/A

(7) Principal Amount	$4,600,000,000		$350,000,000	$500,250,000		N/A
 of Total Offering

(8) Underwriting 	$0.92			$0.7875	     	$0.45	  		N/A
Spread







PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


						Comparable Securities
		  Securities Purchased		(1)		(2)			(3)

(9) Names of	  Goldman, Sachs & Co.,		Morgan Stanley,	Friedman Billings	N/A
Underwriters	  JPMorgan, Lehman		Merrill Lynch	Ramsey
(prospectus 	  Brothers, Salomon
may be 		  Smith Barney, CSFB,
attached)	  B of A Securities.

(10) Years of		3 years +		3 years +	3 years +		N/A
Continuous
Operation

(11) Dollar		$1,495,000		N/A		N/A	    		N/A
Amount of
Purchase

(12) % of		0.0003%			N/A		N/A			N/A
Offering
Purchased
by Fund

(13) % of 		0.0031%			N/A		N/A			N/A
Offering
Purchased by
Associated Funds

(14) Sum of 		0.0034%			N/A		N/A         		N/A
(12) and (13)

(15) % of Fund 		0.176%			N/A	     	N/A   	    		N/A
Assets Applied
to Purchase

(16) Name(s) of	     Goldman Sachs & Co,	N/A		N/A	    		N/A
Underwriter(s)       Utendahl Capital,
or Dealer(s) from    Blaylock Partners,
whom Purchased	     Samuel A.Ramirez,
 		     Keefe Bruyette &
		     Woods, The Williams
		     Group

(17) Is Portfolio	  Yes			N/A		N/A			N/A
Manager aManager
or Co-manager
in Offering?



PACIFIC SELECT FUND   Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002

Eligibility (check one):	Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			      X Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 2, 2002						Signed: /s/ Ericia Gullatt
								Name:   Ericia Gullatt
								Title:  Associate Compliance
									Administrator





PACIFIC SELECT FUND  Large Cap Core Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


					Comparable Securities
		Securities Purchase	(1)	  	(2)		(3)

(1) Name of Issuer	CIT Group Inc.	Household 	AmeriCredit 	N/A
					International   Corporation
					Inc.

(2) Description of	Common Stock	Preferred Stock Common Stock	N/A
Security (coupon,			7 5/8%
maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	7/01/02		N/A		N/A		N/A

(4) Unit Price		$23.00 		$25.00		$7.50		N/A

(5) Current Yield	N/A		N/A		N/A		N/A

(6) Yield to Maturity	N/A		N/A		N/A		N/A

(7) Principal Amount   $4,600,000,000 	$350,000,000	$500,250,000	N/A
of Total Offering

(8) Underwriting	$0.92		$0.7875		$0.45		N/A
Spread







PACIFIC SELECT FUND  Large Cap Core Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


					Comparable Securities
		Securities Purchased		(1)		(2)		(3)

(9) Names of	Goldman, Sachs & Co.,	   Morgan Stanley,	Friedman	N/A
Underwriters	JPMorgan, Lehman	   Merrill Lynch	Billings Ramsey
(prospectus	Brothers, Salomon
may be 		Smith Barney, CSFB, B
attached)	of A Securities.

(10) Years of		3 years +		3 years +	3 years +	N/A
Continuous
Operation

(11) Dollar		$3,914,600		N/A		N/A		N/A
Amount of
Purchase

(12) % of		0.0009%			N/A		N/A		N/A
Offering
Purchased
by Fund

(13) % 			0.0031%			N/A		N/A		N/A
of Offering
Purchased by
Associated Funds

(14) Sum of		0.0040%			N/A		N/A		N/A
(12) and (13)

(15) % of Fund		0.407%			N/A		N/A		N/A
Assets Applied
to Purchase

(16) Name(s) of     Goldman Sachs, Samuel	N/A		N/A		N/A
Underwriter(s) or   A.Ramirez, The
Dealer(s) from      Williams Group
whom Purchased

(17) Is Portfolio 	   Yes			N/A		N/A		N/A
Manager aManager or
Co-manager inOffering?




PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002

Eligibility (check one):	Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			      X Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 2, 2002						Signed: /s/ Ericia Gullatt
								Name:   Ericia Gullatt
								Title:  Associate Compliance
								Administrator




PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


						Comparable Securities
		    Securities Purchased	  (1)		   	(2)		(3)

(1) Name of Issuer	Archer-Daniels-		Anheuser-Busch     	Kraft Foods,	N/A
			Midland Company		Companies, Inc.		Inc.

(2) Description of	5.875%  		6.80%			6.50%		N/A
Security (name, 	Debentures due		Debentures due		Notes
coupon, maturity, 	10/01/32		8/20/32			8/01/31
subordination,
common stock, etc.)

(3) Date of Purchase	9/26/02			N/A	     		N/A	 	N/A

(4) Unit Price		99.261%			99.869%			99.425%	 	N/A

(5) Current Yield	6.080%			6.087%			6.288%	  	N/A

(6) Yield to Maturity	5.92%			5.57%			5.73%	   	N/A

(7) Principal Amount    $500,000,000		$300,000,000		$750,000,000	N/A
of Total Offering

(8) Underwriting Spread	0.875%			0.875%			0.875%	   	N/A







PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


					Comparable Securities
		Securities Purchased		(1)		       (2)	     (3)

(9) Names of	Salomon Smith Barney,	  UBS Warburg LLC,	  Lehman Brothers,   N/A
Underwriters 	B of A Securities,	  Salomon Smith Barney,	       JP Morgan
		JPMorgan		  B of A Securities, Banc
 	 				  One Capital Markets,
		   	   		  Goldman, Sachs & Co.

(10) Years of   	3 years +		3 years +	       3 years +     N/A
Continuous
Operation

(11) Dollar 		$ 312,672.15		N/A			N/A	     N/A
Amount of
Purchase

(12) % of 		0.0006%			N/A			N/A	     N/A
Offering
Purchased
by Fund

(13) % of		0.0102%			N/A			N/A	     N/A
Offering
Purchased
by Associated
Funds

(14) Sum of		0.0108%			N/A			N/A    	     N/A
(12) and (13)

(15) % of Fund 		0.047%			N/A			N/A          N/A
Assets Applied
to Purchase

(16) Name(s)     Salomon Smith Barney		N/A			N/A	     N/A
of Underwriter(s)
or Dealer(s)
from whom
Purchased

(17) Is 		Yes			N/A			N/A	     N/A
Portfolio
Manager
a Manager
or Co-manager
in Offering?



PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002

Eligibility (check one):	Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			      X Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 2, 2002						Signed: /s/ Ericia Gullatt
								Title:  Associate Compliance
									Administrator





PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


						Comparable Securities
		        Securities Purchased	    (1)		      (2)	     	(3)

(1) Name of Issuer	Cox Communications	Comcast Cable	   AOL			N/A
			Inc. 	 		Communications 	   Time Warner
						Inc.		   Inc.

(2) Description of 	7.125% 10/01/12		6.75% 01/30/11 	   6.15% 05/01/07	N/A
Security (name, 	Notes			Notes	       	   Notes
coupon, maturity,
subordination,
common stock,
etc.)

(3) Date of Purchase	10/01/12		N/A			N/A		N/A

(4) Unit Price		99.263%			99.235%			99.685%         N/A

(5) Current Yield	7.284%			7.437%	   		7.009%		N/A

(6) Yield to Maturity	7.16%			7.91%	   		7.55%		N/A

(7) Principal Amount    $1,000,000,000		$1,000,000,000    	$1,000,000,000 	N/A
of Total Offering

(8) Underwriting	0.65%			0.65%	   		0.35%		N/A
Spread






PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002



					Comparable Securities
		Securities Purchased	(1)			    (2)		    	(3)

(9) Names of	JPMorgan, Salomon	Salomon Smith Barney,	    B of A 	   	 N/A
Underwriters	Smith Barney, B of A 	Chase Securities,	    Securities,
	 	Securities, Banc One	Barclays Capital,	    JPMorgan,
 		Capital Markets, BNY	Deutsche Bank		    Barclays
		Capital Markets, 	Securities, First   	    Capital, Salomon
		Fleet Securities, 	Union Securities, 	    Smith Barney
		Lehman Brothers,	Lehman Brothers,
		Merrill Lynch, Morgan	Merrill Lynch,Banc
		Stanley, SunTrust, 	of America Securities,
		Robinson Humphrey,	JP Morgan,Salomon Smith
		Wachovia Securities	Barney, Goldman Sachs,
					Morgan Stanley

(10) Years of	      3 years +	          3 years +		     3 years +	        N/A
Continuous
Operation

(11) Dollar 	     $ 84,373.55		N/A			N/A		N/A
Amount of
Purchase

(12) % of 		0.0001%			N/A			N/A		N/A
Offering
Purchased
by Fund

(13) % of		0.0005%			N/A			N/A		N/A
Offering
Purchased
by Associated
Funds

(14) Sum of		0.0006%			N/A			N/A		N/A
(12) and (13)

(15) % of Fund		0.012 %			N/A			N/A		N/A
Assets Applied
to Purchase

(16) Name(s) of	   Salomon Smith Barney		N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased

(17) Is Portfolio 	   Yes			N/A			N/A		N/A
Manager aManager
or Co-manager
inOffering?





PACIFIC SELECT FUND   Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002

Eligibility (check one):	Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			      X Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: October 2, 2002						Signed: /s/ Ericia Gullatt
								Name:   Ericia Gullatt
								Title:  Associate Compliance
								Administrator






PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


					Comparable Securities
		Securities Purchased	(1)		  	(2)	    (3)

(1) Name of Issuer      Barclays Bank	UBS Preferred 	  	N/A	    N/A
					Funding Trust

(2) Description of	6.86% 9/29/49	8.622%  10/01/10	N/A	    N/A
Security (name,		Callable 	Noncumulative
coupon, maturity,	Perpetual Core	Company Preferred
subordination,		Tier One Notes	Securities
common stock,
etc.)

(3) Date of Purchase	9/18/02		N/A			N/A	    N/A

(4) Unit Price		$100.00		$100.00			N/A	    N/A

(5) Current Yield	6.861%		6.476%			N/A	    N/A

(6) Yield to Maturity	7.11%		5.56% 			N/A	    N/A

(7) Principal Amount	$1,000,000,000	$1,500,000,000		N/A	    N/A
of Total Offering

(8) Underwriting	1.0%		1.0%			N/A	    N/A
Spread







PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002


					Comparable Securities
		Securities Purchased	     (1)	(2)		(3)

(9) Names of	BNP Paribas		UBS Warburg  	N/A		N/A
Underwriters 	Securitie Corp.,	LLC, Goldman,
		Goldman, Sachs & Co.,	Sachs & Co.,
		JPMorgan, Merrill 	Merrill Lynch,
	 	Lynch, Morgan Stanley,	Salomon Smith
		Wachovia Secutities 	Barney, CSFB,
					Morgan Stanley
					Dean Witter,
					PaineWebber

(10) Years of	3 years +		3 years +	N/A		N/A
Continuous
Operation

(11) Dollar 	$275,000		N/A		N/A		N/A
Amount of
Purchase

(12) % of 	0.0003%			N/A		N/A		N/A
Offering
Purchased
by Fund

(13) % of 	0.0044%			N/A		N/A		N/A
Offering Purchased
by Associated
Funds

(14) Sum of 	0.0047%			N/A		N/A		N/A
(12) and (13)

(15) % of 	0.1%			N/A		N/A		N/A
Fund Assets
Applied to
Purchase

(16) Name(s) 	Barclays Capital Inc.	N/A		N/A		N/A
of Underwriter(s)
or Dealer(s) from
whom Purchased

(17) Is Portfolio Yes			N/A		N/A		N/A
Manager aManager
or Co-manager
in Offering?






PACIFIC SELECT FUND   Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending September 30, 2002

Eligibility (check one):	Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			      X Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 2, 2002						Signed: /s/ Ericia Gullatt
								Name:   Ericia Gullatt
								Title:  Associate Compliance
									Administrator







PACIFIC SELECT FUND  Large-Cap Value Portfolio
Report Pursuant to Rule 10f-3
Quarter Ending September 30, 2002




 				Comparable Securities
		   Securities Purchased		(1)		(2)		(3)

(1) Name of Issuer	The Hartford 		W.R. Berkley	Philadelphia 	N/A
			Financial 		Corporation	Consolidated
			Services 				Holdings
			Group, Inc.

(2) Description of	Common Stock		Common Stock	Common Stock	N/A
Security
(name, coupon,
maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	09/09/02		N/A		N/A		N/A

(4) Unit Price		$47.25			$54.00		$33.50		N/A

(5) Current Yield	N/A			N/A		N/A		N/A

(6) Yield to Maturity	N/A			N/A		N/A		N/A

(7) Principal Amount 	$300,037,500		$178,200,000	$169,290,000	N/A
of Total Offering

(8) Underwriting 	$2.126			$2.70		$1.59		N/A
Spread







PACIFIC SELECT FUND  Large-Cap Value Portfolio
Report Pursuant to Rule 10f-3


			    Comparable Securities
		Securities Purchased	(1)		    (2)			(3)

(9) Names of	B of A Securities,	Morgan Stanley,	    Merrill Lynch,	N/A
Underwriters 	Morgan Stanley, 	CSFB, Merrill	    B of A
	 	Salomon Smith		Lynch, 		    Securities
		Barney


(10) Years 	   >3			    >3			>3		N/A
of Continuous
Operation

(11) Dollar	 $1,323,000		   N/A			N/A		N/A
Amount of
Purchase

(12) % of	  0.44%	         	   N/A			N/A		N/A
Offering
Purchased
by Fund

(13) % of	  1.862%		   N/A			N/A		N/A
Offering
Purchased
by Associated
Funds

(14) Sum of 	  2.302%	           N/A			N/A		N/A
(12) and (13)

(15) % of Fund	  0.16%			   N/A			N/A		N/A
Assets Applied
to Purchase

(16) Name(s) 	  Montgomery		   N/A			N/A		N/A
ofUnderwriter(s)
or Dealer(s)
from whom
Purchased

(17) Is		  Co-Manager		   N/A			N/A		N/A
Portfolio
Manager a
Manager or
Co-manager
in Offering?





PACIFIC SELECT FUND  Large-Cap Value Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending October 30, 2002

Eligibility (check one):      x Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 10/30/02						Signed:  Pruymiys Dulger
							Name:	 Prumiys Dulger
							Title:	 Senior Compliance Analyst





PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002



					Comparable Securities
		  Securities Purchased		(1)		(2)		(3)

(1) Name of Issuer	Metlife Inc.  	Nationwide Financial	N/A		N/A
					Services

(2) Description		Metlife Inc.  	Nationwide Financial  	N/A		N/A
of Security 		6.50%  	      	Services
(name, coupon,		12/15/32	6.25% 11/15/11
maturity,
subordination,
common stock,
etc.)

(3) Date of		12/3/02		N/A			N/A		N/A
Purchase

(4) Unit Price		$99.203 	$99.525 		N/A		N/A

(5) Current Yield	6.552%		6.006%			N/A		N/A

(6) Yield to 		6.561%		5.656%			N/A		N/A
Maturity

(7) Principal 		$600,000,000 	$300,000,000 		N/A		N/A
Amount of Total
Offering

(8) Underwriting	$0.875 		$0.650 			N/A		N/A
Spread







PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002


					Comparable Securities
		Securities Purchased		(1)		(2)		(3)

(9) Names of	Merrill Lynch,		Salomon Smith 		N/A		N/A
Underwriters    Wachovia Securities,	Barney, UBS
		B of A Securities, 	Warburg,
		Banc One Capital 	Deutsche Bank,
		Markets, BNP Paribas	Merrill Lynch,
		Securities, CS First 	Raymond James and
		Boston, Deutsche Bank,  Associates
		Edward D Jones & Co,
		Fleet Securities,
		Goldman Sachs, Guzman
		& Co, JP Morgan,
		Lehman Brothers,
		Salomon Smith Barney

(10) Years of 	    3 years +		3 years +		 N/A		N/A
Continuous
Operation

(11) Dollar 	    $94,242.85		N/A			 N/A		N/A
Amount of
Purchase

(12) % of 	    0.0002%		N/A			 N/A		N/A
Offering
Purchased
by Fund

(13) % of 	    0.0003%		N/A			 N/A		N/A
Offering
Purchased by
Associated
Funds

(14) Sum of	    0.0005%		N/A			 N/A		N/A
(12) and (13)

(15) % of Fund 	    Less than 0.1%	N/A			 N/A		N/A
Assets Applied
to Purchase

(16) Name(s) of	    Merrill Lynch, 	N/A			 N/A		N/A
Underwriter(s)      Wachovia Securities
or Dealer(s) from
whom Purchased

(17) Is Portfolio   Yes			N/A			 N/A		N/A
Manager a Manager
or Co-manager?





PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending  December 31, 2002

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 2, 2002
						Signed: /s/ Ericia Gullat
						Name:   Ericia Gullat
						Title:  Associate Compliance
							Administrator







PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002


					Comparable Securities
		     Securities Purchased	(1)		(2)	 		(3)

(1) Name of Issuer	Florida Power 		Consolidated 	South Carolina		N/A
			& Light			Edison Inc.     Electric & Gas

(2)Description of 	Florida Power & 	Consolidated 	South Carolina 		N/A
Security (name, 	Light			Edison Inc.	Electric & Gas
coupon, maturity, 	4.85% 2/1/13		5.625% 7/1/12	6.70%  2/1/11
subordination,
common stock, etc.)

(3) Date of Purchase	12/10/02		N/A		N/A			N/A

(4) Unit Price		$100.00 		$99.507 	$99.753			N/A

(5) Current Yield	4.850%			5.632%		6.102%			N/A

(6) Yield to Maturity	4.851%			5.641%		5.191%			N/A

(7) Principal Amount	$400,000,000 		$300,000,000 	$150,000,000		N/A
of Total Offering

(8) Underwriting 	$0.650 			$0.113 		$0.650			N/A
Spread







PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002


					Comparable Securities
		   Securities Purchased		(1)		     (2)	    (3)

(9) Names of 	   JP Morgan, Salomon		Salomon Smith	   B of A 	    N/A
Underwriters 	   Smith Barney, B of A		Barney, BNP        Securities,
		   Securities, Wachovia       	Paribas            Wachovia
		   Securities, Banc One         Securities Corp.   Securities
		   Capital Markets, Merrill
		   Lynch, SunTrust Capital
		   Markets

(10) Years of 		3 years +		3 years +	   3 years +	    N/A
Continuous
Operation

(11) Dollar	        $335,000		N/A		   N/A		    N/A
Amount of
 Purchase

(12) % of 		0.00084%		N/A		   N/A	            N/A
Offering
Purchased by
Fund

(13) % of 		0.007%			N/A		   N/A	            N/A
Offering
Purchased by
Associated Funds

(14) Sum of 		0.02%			N/A		    N/A		    N/A
(12) and (13)

(15) % of Fund 		0.01%			N/A		    N/A	            N/A
Assets Applied
to Purchase

(16) Name(s) of 	JP Morgan, Salomon 	N/A		    N/A		    N/A
Underwriter(s) or 	Smith Barney
Dealer(s) from whom
Purchased

(17) Is Portfolio 	Yes			N/A		    N/A	            N/A
Manager a Manager or
Co-manager in Offering?






PACIFIC SELECT FUND   Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 16, 2003
						Signed: /s/ Ericia Gullat
						Name:   Ericia Gullat
						Title:  Associate Compliance
							Administrator







PACIFIC SELECT FUND  Multi Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002



						Comparable Securities
		     Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer	Household Finance	CIT Group	Countrywide 	American General
			Corp.			Inc.		Home 		Finance Corp.

(2) Description of	Household 		CIT Group 	Countrywide	American General
Security (coupon, 	Finance Corp.		Inc.		Home		Finance Corp.
maturity,		6.375% 11/27/12		7.750% 4/2/12	5.06% 12/22/10	5.38% 10/1/12
subordination,
common stock, etc.)

(3) Date of Purchase	11/20/02		N/A		N/A		N/A

(4) Unit Price		$99.366 		$99.057		$100		$99.184

(5) Current Yield	6.259%			6.866%		5.882%	      	5.419

(6) Yield to Maturity	6.12%			5.193%		5.018%	      	5.482

(7) Principal Amount	$1,000,000,000		$1,250,000,000	$700,000,000	$3,500,000,000
of Total Offering

(8) Underwriting 	$0.450 			$0.45		$0.75-$1.25	$0.875
Spread




PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002


					Comparable Securities
		Securities Purchased	    (1)			(2)		(3)

(9) Names of	   JP Morgan, Lehman	    Lehman Brothers,	B of A 		B of A
Underwriters 	   Brothers, Morgan	    Salomon Smith	Securities,	securities, Banc
	 	   Stanley, ABN AMRO	    Barney, CS First	Barclays 	One Capital
		   Inc, B of A 		    Boston, Goldman	Capital,	Markets,
		   Securities, Banc 	    Sachs, JP Morgan	Bear Stearns,	Goldman Sachs,
		   One Capital Markets, 			Countrywide	JP Morgan,
		   BNP Paribas 					Securities,	Morgan  Stanley,
		   Securities, CS 				CS First 	Salomon Smith
		   First Boston, 				Boston,		Barney, Wachovia
 		   Deutsche Bank 				Deutsche Bank   Securities
		   Securities, 					Securities,
		   UBS Warburg	    	       			Goldman Sachs,
								JP Morgan,
								Merrill Lynch,
								Morgan Stanley,
								Salomon Smith
								Barney, UBS
								Warburg

(10) Years of 	  3 years +			3 years+	3 years +	    3 years +
Continuous
Operation

(11) Dollar 	  $198,732			N/A		N/A		        N/A
Amount of
Purchase

(12) % of	  0.0002%			N/A		N/A			N/A
Offering
Purchased
by Fund

(13) % of	  0.0003%			N/A		N/A			N/A
Offering
Purchased by
Associated Funds

(14) Sum of 	  0.0005%			N/A		N/A			N/A
(12) and (13)

(15) % of	  Less than 0.1%		N/A		N/A			N/A
Fund Assets
Applied to
Purchase

(16) Name(s) of	  Lehman Brothers		N/A		N/A  			 N/A
Underwriter(s)
or Dealer(s)
from whom Purchased

(17) Is Portfolio 	Yes			N/A		N/A			N/A
Manager a Manager
or Co-manager
in Offering?






PACIFIC SELECT FUND  Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 16, 2003
						Signed: /s/ Ericia Gullat
						Name:   Ericia Gullat
						Title:  Associate Compliance
							Administrator







PACIFIC SELECT FUND Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002



						Comparable Securities
		     Securities Purchased        (1)		  (2)	        (3)

(1) Name of Issuer	Washington Mutual	Bank of  	Citicorp    	Wachovia
			Inc.			New York			Corporation

(2) Description of	Washington Mutual	Bank of 	Citicorp	Wachovia
Security (name,		Inc. 			New York			Corporation
coupon, maturity,	4.375%			3.75%		 6.38%		4.95%
subordination,		1/15/08			2/15/08		 2/15/08	11/1/06
common stock, etc.)

(3) Date of Purchase	11/21/02		N/A		 N/A		N/A

(4) Unit Price		$99.519			$99.891		 $99.741	$99.807

(5) Current Yield	4.396%			3.752%		 5.793%		4.722%

(6) Yield to Maturity	4.479%			3.760%           4.395%		3.571%

(7) Principal 		$750,000,000		$300,000,000	$750,000,000	$1,750,000,000
Amount of Total
Offering

(8) Underwriting 	$0.35			$0.094	         $0.65	        $0.35
Spread







PACIFIC SELECT FUND Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002



					Comparable Securities
		Securities Purchased	(1)			(2)		   (3)

(9) Names of	JP Morgan,		Goldman Sachs,	    Salomon Smith 	First Union
Underwriters	Lehman Brothers,	BNY Capital	    Barney,		Securities,
		Morgan Stanley,		Markets, Inc.	    ABN AMRO Inc.,	Barclays
		ABN AMRO Inc.,				    Chase Securities,	Capital,
		Bear Stearns, 				    First Chicago	CS First Boston,
		BNY Capital 				    Capital Markets,	JP Morgan,
		Markets, Wachovia,			    Merrill Lynch,	Merrill Lynch,
		Securities, Keefe, 			    NationsBanc		Salomon Smith
		Bruyette & Woods, 			    Montgomery    	Barney, Guzman
		Inc., The Williams 			    Securities LL	& Co., Keefe,
		Capital Group		     					Bruyette & Woods,
										Utendahl Capital
										Partners

(10) Years 	3 years +		3 years +		3 years +	3 years +
of Continuous
Operation

(11) Dollar 	$99,519			N/A			N/A		N/A
Amount of
Purchase

(12) % of 	0.0002%			N/A			N/A		N/A
Offering
Purchased
by Fund

(13) % of 	0.0003%			N/A			N/A		N/A
Offering
Purchased
by Associated
Funds

(14) Sum of	0.0005%			N/A			N/A		N/A
(12) and (13)

(15) % of 	Less than 0.1%		N/A			N/A		N/A
Fund Assets
Applied to
Purchase

(16) Name(s) 	Lehman Brothers		N/A			N/A		N/A
of Underwriter(s)
or Dealer(s)
from whom Purchased

(17) Is Portfolio	Yes		N/A			N/A		N/A
Manager a Manager
or Co-manager?







PACIFIC SELECT FUND   Multi-Strategy Portfolio
Report Pursuant to Rule 10f-3
For the Quarter Ending December 31, 2002

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 16, 2003
						Signed: /s/ Ericia Gullat
						Name:   Ericia Gullat
						Title:  Associate Compliance
							Administrator